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                                                                   EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the combined financial statements of Connecticut Performing Arts, Inc. and Connecticut Performing Arts Partners dated March 21, 1997 included in Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-43287) and related Prospectus of SFX Entertainment, Inc., filed on February 11, 1998, incorporated by reference in this Form 8-K and into SFX Broadcasting, Inc.'s previously filed Registration Statements on Form S-8 (Nos. 333-41997, 333-26611 and 333-37519) and S-3 (Nos. 333-15469, 333-21127, 333-06793, 333-16995 and
333-29825).

                                                 ARTHUR ANDERSEN LLP

                                                /s/ Arthur Andersen LLP

Hartford, Connecticut
February 13, 1998

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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report on the combined financial statements of Deer Creek Partners, L.P. and Murat Centre, L.P. dated September 29, 1997 included in Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-43287) and related Prospectus of SFX Entertainment, Inc., filed on February 11, 1998, into this Form 8-K and into SFX Broadcasting, Inc.'s previously filed Registration Statements on Form S-8 (Nos. 333-41997, 333-26611 and 333-37519) and S-3 (Nos. 333-15469, 333-21127, 333-06793, 333-16995 and 333-29825).

                                                 ARTHUR ANDERSEN LLP

                                                 /s/ Arthur Andersen LLP

Indianapolis, Indiana,
February 13, 1998

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports on the consolidated financial statements of PACE Entertainment Corporation and subsidiaries dated December 15, 1997 (except with respect to the matters discussed in Note 12, as to which the date is December 15, 1997 (except with respect to the matters discussed in Note 12, as to which the date is December 22, 1997) and Pavilion Partners dated December 15, 1997 (except with respect to the matters discussed in Note 11, as to which the date is December 22, 1997), included in Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-43287) and related Prospectus of SFX Entertainment, Inc., filed on February 11, 1998, incorporated by reference in this Form 8-K and into SFX Broadcasting, Inc.'s previously filed Registration Statements on Form S-8 (Nos. 333-41997, 333-26611 and 333-37519) and S-3 (Nos. 333-15469,
333-21127, 333-16995 and 333-29825).

                                                 ARTHUR ANDERSEN LLP

                                                 /s/ Arthur Andersen LLP

Houston, Texas
February 13, 1998